UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1685

Name of Registrant: Vanguard Morgan Growth Fund

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008– March 31, 2009

Item 1: Reports to Shareholders

>  Vanguard Morgan Growth Fund returned about –28% for both Investor Shares and Admiral Shares for the six months ended March 31, 2009, a few paces behind the return of the fund’s benchmark and the average return of peer-group funds.

>  Since our fiscal-year report to you, there has been little relief for stock markets worldwide, as they faced above-normal levels of uncertainty stemming from continued credit-market turmoil and a global economic slowdown.

>  The fund’s hardest-hit sectors included information technology and health care.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	6
Fund Profile	11
Performance Summary	12
Financial Statements	13
About Your Fund’s Expenses	27
Trustees Approve Advisory Arrangements	29
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Morgan Growth Fund
Investor Shares	VMRGX	–27.80%
Admiral™ Shares[1]	VMRAX	–27.74
Russell 3000 Growth Index		–26.64
Average Multi-Cap Growth Fund[2]		–27.45

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$15.15	$10.80	$0.140	$0.000
Admiral Shares	47.03	33.47	0.522	0.000

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Despite the continuation of a tough stock market, Vanguard Morgan Growth Fund ended the fiscal half-year with a particularly strong performance in March. This wasn’t enough, however, to counter the general market downturn that produced double-digit declines in every sector of the fund and its benchmark, the Russell 3000 Growth Index.

During the six months ended March 31, Morgan Growth returned about –28% for both Investor Shares and Admiral Shares, obviously a disappointing performance, and just a bit behind the fund’s benchmark and competing funds.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take ever more aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their lows in early March through the end of the period, global stock markets generated a double-digit return.

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Technology and health care affected performance the most

The primary drivers of the Morgan Growth Fund’s performance during the fiscal half-year were the returns from its two largest sectors, information technology and health care. Holdings in these sectors accounted for half of the fund’s assets, on average, and shaved about 11 percentage points from the fund’s performance.

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

Almost 10 percentage points more were lopped from the fund’s return by its industrial and energy holdings. Industrial stocks typically sustain some of the heaviest blows as the economy contracts. Energy stocks are vulnerable to this same dynamic, which was compounded during the six months by a dramatic collapse in oil prices.

The fund’s return moderately lagged that of its benchmark, the Russell 3000 Growth Index. Compared with the stocks held in the benchmark, the advisors’ stock selections both aided the fund’s return and hindered it, with a few more misses than hits.

On the disappointing side were selections in the health care sector, especially equipment and instrument suppliers. The consumer staples sector was another weak spot for the fund, mainly because of the stocks of beverage and food products companies. The fund’s holdings in the information technology sector were also disappointing overall, despite some helpful picks among software firms. These included stocks that—despite the general stock market gloom—actually went up, such as Shanda Interactive Entertainment, a Chinese game-maker, and BMC Software, a business software firm.

The fund benefited from the advisors’ selections among consumer discretionary stocks, even though the sector—which includes companies such as restaurants and retailers that are among the first to feel the pinch of an economic downturn—declined on an absolute basis. These

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Growth Fund
Morgan Growth Fund	0.46%	0.29%	1.41%

1  The fund expense ratios shown are from the prospectus dated January 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.49% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

holdings included the stocks of education services providers ITT Educational Services and Apollo Group and, in an economic environment in which consumers favored maintaining their cars rather than buying new ones, the stocks of auto-parts stores, such as O’Reilly Automotive. The advisors also chose well in the troubled financial sector.

Extraordinary markets demand extraordinary discipline

Investors have good reasons for feeling a bit shell-shocked by the sometimes dramatic daily ups and downs of the stock market over the last several months. Most financial assets—not just stocks—suffered historic losses. Even more notable were the speed and breadth of the declines.

While investors cannot control what happened, they can control how they react to extraordinary events and how they position their portfolios. History has shown the importance of maintaining an investment plan that is balanced and diversified within and across asset classes and is consistent with your time horizon, goals, and tolerance for risk. We are confident that such a disciplined investment approach can pay off in the long term.

On a final note, I would like to welcome two new advisors, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers. Frontier, based in Boston, is new to Vanguard. Kalmar, based in Wilmington, Delaware, has served as an advisor to Vanguard Explorer™ Fund since 2005. Our newest advisors replace Franklin Portfolio Associates, LLC. We thank Franklin for its years of service to our shareholders.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

April 15, 2009

Advisors’ Report

During the six months ended March 31, 2009, Vanguard Morgan Growth Fund returned about –28%. Your fund is managed by five independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on April 15, 2009.

Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA,

Senior Vice President

Our investment results benefited from strong stock selection in the consumer discretionary, financial, and energy sectors. BMC Software, an enterprise software company, contributed to results. BMC continues to expand its highly profitable mainframe software business despite the

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	38	2,150	Traditional methods of stock selection—research and
Company, LLP			analysis—that identify companies believed to have
			above-average growth prospects, particularly those
			in industries undergoing change. Focuses on mid-
			and large-capitalization companies with proven records
			of sales and earnings growth, profitability and cash
			flow generation.
Vanguard Quantitative	21	1,189	Quantitative management using models that assess
Equity Group			valuation, marketplace sentiment, and balance-sheet
			characteristics of companies versus their peers.
Jennison Associates LLC	16	920	Research-driven fundamental investment approach that
			relies on in-depth company knowledge gleaned through
			meetings with management, customers, and suppliers.
Frontier Capital Management Co., LLC	10	577	Research-driven fundamental investment approach that
			seeks companies with above-average growth prospects,
			reasonable valuations, and competitive advantages.
Kalmar Investment Advisers	10	547	Research-driven fundamental investment approach
			that seeks undervalued stocks of vigorously growing
			firms with strong products, strong-to-improving
			balance sheets, attractive or improving returns,
			and conservative accounting.
Cash Investments	5	306	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stocks.
			Each advisor also may maintain a modest cash position.

weak economic conditions. Shares of Life Technologies, a biotechnology tools and reagents company, also added to returns. The company should accelerate its sales growth rate because of the increased funding for the National Institutes of Health that was included in the 2009 stimulus bill. The free cash flow generated by numerous new products and increased efficiencies from Internet-based distribution will also lead to a higher return on capital for the firm.

Stock selection in consumer staples, materials, and industrials detracted from results. Shares of Caterpillar, the heavy equipment and engine manufacturer, were severely hindered by the global recession. The company’s weak first-quarter results disappointed investors. We added to our holdings in Caterpillar based on the company’s attractive valuation, given its dominant global distribution advantage and its long-term growth prospects.

Our purchases over the previous six months were driven by valuation and growth opportunities. New names included Wal-Mart Stores, Amazon.com, Gilead Sciences, and State Street. We eliminated our holdings in United Technologies, Nike, Kimberly Clark, and Apple. At the end of the period, our largest sector positions were in the information technology, health care, and consumer discretionary sectors.

Vanguard Quantitative Equity Group

Portfolio Manager:

James P. Stetler, Principal

The equity market’s negative momentum from 2008 decelerated a bit during the first calendar quarter as growth stocks returned –4.53% for the three months, as measured by the Russell 3000 Growth Index. That brought the benchmark’s decline for the six-month period to about –27%, while the overall fund was off about –28%.

The first two months of the year were the worst of the period, with the market declining by more than 12% as it reacted negatively to the government’s initial stimulus announcements. However, as the government provided more details and additional plans, the market turned around in March and returned almost 9%.

Whether or not we have reached a market bottom remains to be seen. You can be sure that first-quarter earnings announcements, particularly those in the financial sector, are going to be scrutinized very carefully, and the market’s next steps will certainly be influenced by those results.

Our portion of the fund’s performance relative to its benchmark is derived from our ability to accurately evaluate stocks against their industry and market-cap peers, to identify the outperformers from the under-performers, and to effectively implement those decisions in our portfolio. We analyze companies based on several criteria: relative valuation characteristics, market sentiment/ momentum factors, the quality and direction of earnings, and management decisions regarding key company attributes. We continue to believe strongly that the formula for long-term success involves finding companies with attractive valuation and sentiment characteristics and quality balance sheets. Unfortunately, these characteristics have not been rewarded over recent periods.

For the six-month period, our stock selection was strongest in the consumer discretionary sector, where the portfolio benefited from overweight positions in ITT Educational Services and AutoZone. Relative performance also benefited from underweighting some of the sector’s poorest performers, such as Liberty Media and Johnson Controls. Stock selection was most disappointing in the technology and materials sectors, where holdings in Western Union and Corning (in tech) and United States Steel and Celanese (in materials) detracted from our results.

Jennison Associates LLC

Portfolio Manager:

Kathleen A. McCarragher,

Managing Director

In a period marked by a persistent, full-blown credit crisis and a worsening recession, the portfolio’s relative bright spots included stock selections among its financial, consumer discretionary, and health care holdings.

In the consumer discretionary sector, Amazon.com reported strong earnings in the wake of its biggest holiday season ever, even as other retailers felt the brunt of the recession. The company’s results reflect the ongoing shift toward e-commerce and Amazon.com’s continued gains in market share.

The portfolio was helped by an overweight position and strong security selection in health care, where Mylan and Genentech advanced. The strong earnings of Mylan, a generic drug manufacturer, reflected the integration benefits of recent mergers. The global economic slowdown is expected to boost demand for generic medicines as consumers and governments look to cut costs. As for Genentech, a leader in biotechnology, its share price rose when its majority shareholder, Roche, offered to acquire the remaining interest in the company it didn’t already own at a premium to the prevailing market price.

An underweight stance in industrials aided relative returns, but stock selection in the sector hurt performance. Declining energy prices had an impact on oil and drilling for McDermott International, an engineering and construction company. Defense contractors, including Lockheed Martin, also declined because of concerns about potential cuts in the defense budget. We believe Lockheed’s programs are well-positioned to proceed.

In information technology, Adobe Systems and Hewlett-Packard fell on concerns that the deteriorating economic environment would lead to further cuts in corporate discretionary spending on technology, despite the two companies’ operating efficiency and strong expense control.

We remain focused on the profit and cash-flow prospects of our holdings. We believe the firms we own are well-capitalized and capable of generating earnings-per-share growth at a healthy premium to market averages.

Frontier Capital Management Co., LLC

Portfolio Manager:

Stephen Knightly, CFA,

Senior Vice President

During the first calendar quarter, solid stock picking in transportation, telecommunications, technology, and packaging investments provided strong returns. Our hesitancy about the worldwide economy helped performance because this led us to underweight industrials; however, it also prevented us from enjoying the strong bounce that many consumer discretionary stocks enjoyed in March.

In positioning our portfolios, we endeavor to strike a balance on two fronts. First, we capitalize on compelling opportunities by investing in leading companies with bright long-term outlooks but whose near-term prospects are less clear. Second, we identify stocks with steadier short- and long-term growth attributes. As a result of these efforts, we have increased our exposure to a number of leading technology and industrial companies that have reasonable earnings expectations and valuations.

Regardless of the sector, we are focused on corporations with strong balance sheets, below-average price-to-sales valuations, and improved competitive positions. We have been judiciously increasing our exposure to technology and industrials while scaling out of a number of health care holdings. These health care holdings have served us well during the market’s collapse but now face a much more uncertain regulatory and reimbursement outlook because of mounting fiscal budget constraints.

We expect mid-cap growth stocks to remain an area of market leadership given that long-term growth attributes will remain vitally important to asset returns in the low-growth environment we envision. Our approach within this attractive segment of the market is to invest in companies that can not only persevere through the difficult months ahead but also thrive as the economy recovers by enhancing their competitive positions.

Kalmar Investment Advisers

Portfolio Manager:

Ford B. Draper, Jr., President and

Chief Investment Officer

As a new manager for Vanguard Morgan Growth Fund, Kalmar has been on board for just four of the past six months. This was a very challenging and volatile time in the stock market as the global economy went into temporary free fall. Sharp spending cutbacks by consumers prompted drastic inventory cutbacks by businesses. Under pressure from both, corporate earnings declined sharply, the outlook for many businesses became unclear, and investors’ risk appetites plummeted. Finding companies that could actually deliver growth under these circumstances was extremely difficult.

January and February produced severe losses in the stock market that led to an extremely oversold market in early March. Out of this came a flashy bear market rally as many early-cycle, more-economically-sensitive stocks surged on hope, the purchase of shares to cover short positions, and the Obama administration’s announcement of additional massive stimulus programs and its efforts to thaw the credit market and remove toxic assets from banks.

However, given the economic drag from the deleveraging of balance sheets, rising unemployment, falling disposable income, and severe wealth destruction, we believe it is premature to assume that equities will make sustainable headway going forward. We do believe that the market has commenced a drawn-out, volatile bottoming process, and though the ultimate low may have come in early March, the end of that bottoming process probably still lies ahead.

On the other hand, it would appear reasonable to expect that by the fall the market may be able to discount a low-sloping economic recovery that would begin in 2010. Thus, Kalmar will continue to build into its portion of the Morgan Growth Fund companies that should be able to thrive in a low-growth recovery marked by constrained credit.

Looking backward to the market challenges of the last four months, our returns suffered, for example, from declines in Corrections Corporation of America, a for-profit prison management company whose stock was hurt by fears of capacity cutbacks in light of the budgetary deficits of its state clients. Also underperforming was Central European Distribution, the U.S.-managed spirits and vodka brand owner and distributor, whose sizable new investments in Russia became threatened by political developments and the sudden decline in the ruble.

Examples on the winning side were MetroPCS Communications and O’Reilly Automotive. MetroPCS, which offers low-cost, no-frills cell phone service, is gaining notable market share as it expands its operating territories city by city around the country. O’Reilly’s auto parts distribution business is benefiting as consumers retain their cars longer and the company successfully integrates a large geographic acquisition.

Morgan Growth Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	342	1,818	4,489
Median Market Cap	$17.8B	$21.8B	$22.3B
Price/Earnings Ratio	13.8x	13.6x	15.0x
Price/Book Ratio	2.6x	2.6x	1.7x
Yield[3]		2.0%	2.7%
Investor Shares	0.9%
Admiral Shares	1.1%
Return on Equity	22.7%	23.0%	20.2%
Earnings Growth Rate	21.2%	21.4%	15.0%
Foreign Holdings	3.2%	0.0%	0.0%
Turnover Rate[4]	91%	—	—
Expense Ratio[5]		—	—
Investor Shares	0.46%
Admiral Shares	0.29%
Short-Term Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	11.3%	10.5%	9.4%
Consumer Staples	9.4	13.1	11.2
Energy	8.6	7.8	12.3
Financials	5.6	3.4	13.1
Health Care	18.1	15.7	14.6
Industrials	9.2	12.2	10.0
Information Technology	32.9	30.5	17.7
Materials	3.4	4.1	3.7
Telecommunication
Services	1.1	0.9	3.6
Utilities	0.4	1.8	4.4

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.93
Beta	1.02	1.00

Ten Largest Holdings[7] (% of total net assets)

Cisco Systems, Inc.	communications
	equipment	3.1%
Microsoft Corp.	systems software	2.8
International Business
Machines Corp.	computer hardware	2.5
Oracle Corp.	systems software	2.3
Wal-Mart Stores, Inc.	hypermarkets
	and super centers	2.0
Abbott Laboratories	pharmaceuticals	1.7
Occidental	integrated oil
Petroleum Corp.	and gas	1.5
Gilead Sciences, Inc.	biotechnology	1.5
QUALCOMM Inc.	communications
	equipment	1.4
Philip Morris
International Inc.	tobacco	1.3
Top Ten		20.1%

Investment Focus

1  Russell 3000 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Annualized.

5  The expense ratios shown are from the prospectus dated January 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.49% for Investor Shares and 0.32% for Admiral Shares.

6  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7  The holdings listed exclude any temporary cash investments and equity index products.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1998–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	12/31/1968	–37.03%	–4.09%	–1.88%
Admiral Shares	5/14/2001	–36.95	–3.94	–2.99[3]

1  Six months ended March 31, 2009.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Morgan Growth Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.2%)[1]
Consumer Discretionary (10.6%)
*	Amazon.com, Inc.	809,605	59,457
	TJX Cos., Inc.	2,133,600	54,706
*	AutoZone Inc.	292,800	47,615
*	Apollo Group, Inc.
	Class A	466,300	36,525
	Advance Auto Parts, Inc.	763,700	31,373
	NIKE, Inc. Class B	463,500	21,734
*	ITT Educational
	Services, Inc.	168,800	20,496
*	Urban Outfitters, Inc.	1,209,900	19,806
*	O’Reilly Automotive, Inc.	535,480	18,747
	Yum! Brands, Inc.	668,100	18,359
	Target Corp.	528,800	18,185
*	LKQ Corp.	1,146,735	16,364
	McDonald’s Corp.	294,300	16,060
*	Dollar Tree, Inc.	346,000	15,414
	The Walt Disney Co.	766,400	13,918
*	GameStop Corp. Class A	467,320	13,094
*	Coach, Inc.	780,400	13,033
	Abercrombie & Fitch Co.	511,300	12,169
*	Kohl’s Corp.	259,300	10,974
	DeVry, Inc.	227,200	10,947
	Scripps Networks
	Interactive	477,800	10,755
	Family Dollar Stores, Inc.	305,800	10,205
	Lowe’s Cos., Inc.	550,200	10,041
	Burger King Holdings Inc.	408,200	9,368
*	DreamWorks
	Animation SKG, Inc.	410,000	8,872
*	Tractor Supply Co.	243,700	8,788
	Comcast Corp.
	Special Class A	635,134	8,174
*	Penn National Gaming, Inc.	337,400	8,148
	Comcast Corp. Class A	578,525	7,891
	The Gap, Inc.	515,200	6,693
	Omnicom Group Inc.	256,300	5,997
	Service Corp. International	1,645,300	5,742
	Polo Ralph Lauren Corp.	122,700	5,184
*	Bed Bath & Beyond, Inc.	183,800	4,549
	Ross Stores, Inc.	121,200	4,349
*	DIRECTV Group, Inc.	155,226	3,538
	The McGraw-Hill Cos., Inc.	150,900	3,451
*	Panera Bread Co.	52,500	2,935
*	DISH Network Corp.	249,900	2,776
*	WMS Industries, Inc.	132,700	2,775
	Tiffany & Co.	107,900	2,326
	H & R Block, Inc.	120,400	2,190
*	Priceline.com, Inc.	1,500	118
			603,841
Consumer Staples (8.5%)
	Wal-Mart Stores, Inc.	2,236,300	116,511
	Philip Morris
	International Inc.	2,080,200	74,014
	Colgate-Palmolive Co.	771,825	45,522
	PepsiCo, Inc.	648,700	33,395
	Costco Wholesale Corp.	682,999	31,637
	The Coca-Cola Co.	629,078	27,648
	The Procter & Gamble Co.	535,336	25,209
	Kellogg Co.	601,300	22,026
	Nestle SA ADR	569,400	19,083
*	Cadbury PLC	426,000	12,908
	CVS Caremark Corp.	461,310	12,681
	The Kroger Co.	491,900	10,438
	Sysco Corp.	282,600	6,443
*	Central European
	Distribution Corp.	466,300	5,017
	H.J. Heinz Co.	147,400	4,873
	Herbalife Ltd.	324,400	4,860
	Lorillard, Inc.	75,200	4,643
	Campbell Soup Co.	154,600	4,230
	Molson Coors Brewing Co.
	Class B	110,400	3,785
*	Energizer Holdings, Inc.	68,300	3,394
*	Ralcorp Holdings, Inc.	58,600	3,157
*	Dr. Pepper Snapple
	Group, Inc.	163,600	2,767
	General Mills, Inc.	47,700	2,379
*	Dean Foods Co.	120,800	2,184

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	Walgreen Co.	82,600	2,144
	Avon Products, Inc.	96,000	1,846
	Archer-Daniels-Midland Co.	54,967	1,527
			484,321
Energy (7.8%)
	Occidental Petroleum Corp.	1,557,000	86,647
	XTO Energy, Inc.	1,083,575	33,179
	Hess Corp.	606,700	32,883
	Noble Energy, Inc.	468,300	25,232
	Smith International, Inc.	1,148,200	24,663
	Diamond Offshore
	Drilling, Inc.	382,600	24,050
*	Southwestern Energy Co.	799,400	23,734
	Schlumberger Ltd.	562,700	22,857
	Apache Corp.	313,700	20,105
*	Transocean Ltd.	258,607	15,216
	Baker Hughes Inc.	458,500	13,090
	Noble Corp.	424,700	10,231
	Tidewater Inc.	265,500	9,858
*	Continental Resources, Inc.	455,900	9,670
*	Ultra Petroleum Corp.	255,500	9,170
	Cabot Oil & Gas Corp.	384,000	9,051
*	Petrohawk Energy Corp.	464,720	8,937
	Core Laboratories N.V.	100,400	7,345
*	Weatherford
	International Ltd.	662,700	7,336
	Peabody Energy Corp.	270,500	6,773
	CONSOL Energy, Inc.	262,700	6,631
	Murphy Oil Corp.	139,700	6,254
	EOG Resources, Inc.	110,000	6,024
	ENSCO International, Inc.	173,951	4,592
*	Cameron International Corp.	209,400	4,592
*	Oceaneering
	International, Inc.	124,400	4,587
*	Atwood Oceanics, Inc.	262,000	4,347
*	National Oilwell Varco Inc.	91,000	2,613
	Arch Coal, Inc.	138,800	1,856
	Helmerich & Payne, Inc.	39,400	897
	Massey Energy Co.	69,800	706
*	FMC Technologies Inc.	3,500	110
	Walter Industries, Inc.	4,000	92
			443,328
Exchange-Traded Fund (0.7%)
2	Vanguard Growth ETF	1,044,900	39,037

Financials (4.9%)
	The Goldman Sachs
	Group, Inc.	412,600	43,744
	Charles Schwab Corp.	1,728,855	26,797
	State Street Corp.	783,300	24,110
	Morgan Stanley	822,300	18,724
	Northern Trust Corp.	289,200	17,300
	BlackRock, Inc.	107,300	13,953
^	Raymond James
	Financial, Inc.	509,000	10,027
*	Berkshire Hathaway Inc.
	Class B	3,302	9,312
	Wells Fargo & Co.	647,500	9,220
	Everest Re Group, Ltd.	127,600	9,034
*	Nasdaq OMX Group, Inc.	429,300	8,406
	W.R. Berkley Corp.	370,000	8,343
*	Affiliated Managers
	Group, Inc.	196,400	8,192
	The Chubb Corp.	182,700	7,732
*	Itau Unibanco Banco
	Multiplo SA	690,584	7,514
	Aon Corp.	183,000	7,470
	AFLAC Inc.	314,100	6,081
	Annaly Capital
	Management Inc. REIT	398,200	5,523
	T. Rowe Price Group Inc.	189,900	5,480
*	TD Ameritrade Holding Corp.	373,600	5,159
	Invesco, Ltd.	354,600	4,915
	Progressive Corp. of Ohio	331,000	4,449
	CME Group, Inc.	16,450	4,053
	Franklin Resources, Inc.	73,500	3,959
	Hudson City Bancorp, Inc.	301,800	3,528
	Simon Property
	Group, Inc. REIT	56,198	1,947
	Bank of New York
	Mellon Corp.	50,200	1,418
	Moody’s Corp.	55,800	1,279
	Public Storage, Inc. REIT	22,400	1,238
*	The St. Joe Co.	66,700	1,117
	Jefferies Group, Inc.	46,100	636
			280,660
Health Care (16.9%)
	Abbott Laboratories	2,049,730	97,772
*	Gilead Sciences, Inc.	1,796,500	83,214
	Eli Lilly & Co.	1,611,900	53,854
	Baxter International, Inc.	841,572	43,105
*	Medco Health Solutions, Inc.	935,900	38,690
*	Amgen Inc.	755,100	37,393
	Medtronic, Inc.	1,268,099	37,371
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	762,200	34,337
	Johnson & Johnson	562,800	29,603
*	Celgene Corp.	647,900	28,767
*	Varian Medical Systems, Inc.	825,700	25,134
*	Genzyme Corp.	396,193	23,530
*	Life Technologies Corp.	640,300	20,797
*	Express Scripts Inc.	448,300	20,698
	Alcon, Inc.	222,000	20,182
	Roche Holding AG ADR	563,300	19,364
*	Mylan Inc.	1,439,200	19,300
	AstraZeneca Group
	PLC ADR	535,200	18,973
	Merck & Co., Inc.	566,200	15,146
	Pharmaceutical Product
	Development, Inc.	589,800	13,990
*	DaVita, Inc.	301,700	13,260

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
*	St. Jude Medical, Inc.	342,500	12,443
*	Endo Pharmaceuticals
	Holdings, Inc.	672,600	11,892
	Wyeth	274,000	11,793
	Omnicare, Inc.	462,408	11,324
*	ResMed Inc.	313,600	11,083
*	Biogen Idec Inc.	202,800	10,631
*	Cephalon, Inc.	150,280	10,234
*	Thermo Fisher
	Scientific, Inc.	286,100	10,205
*	VCA Antech, Inc.	400,700	9,036
	PerkinElmer, Inc.	696,500	8,894
	Beckman Coulter, Inc.	172,400	8,794
*	Covance, Inc.	244,800	8,722
*	Intuitive Surgical, Inc.	91,428	8,719
	Quest Diagnostics, Inc.	175,400	8,328
	Covidien Ltd.	249,800	8,303
	Schering-Plough Corp.	324,720	7,647
	UnitedHealth Group Inc.	353,700	7,403
*	Edwards Lifesciences Corp.	118,900	7,209
*	Hologic, Inc.	517,700	6,777
*	Patterson Companies, Inc.	319,900	6,033
*	IDEXX Laboratories, Inc.	174,000	6,017
*	Laboratory Corp. of
	America Holdings	101,700	5,948
	C.R. Bard, Inc.	73,900	5,891
*	Myriad Genetics, Inc.	125,200	5,693
*	Psychiatric Solutions, Inc.	357,400	5,622
*,^	Qiagen NV	347,000	5,538
*	Immucor Inc.	218,800	5,503
	Shire PLC ADR	145,500	5,229
*	Watson Pharmaceuticals, Inc.	160,600	4,996
	McKesson Corp.	135,800	4,758
*	Vertex Pharmaceuticals, Inc.	147,900	4,249
*	Lincare Holdings, Inc.	188,300	4,105
*	Amylin Pharmaceuticals, Inc.	344,200	4,044
*	Millipore Corp.	65,317	3,750
	Techne Corp.	64,200	3,512
*	WellPoint Inc.	65,372	2,482
	Becton, Dickinson & Co.	21,600	1,452
*	Hospira, Inc.	18,700	577
*	Warner Chilcott Ltd.	29,800	314
			959,630
Industrials (8.5%)
	Raytheon Co.	1,080,200	42,063
	Emerson Electric Co.	1,457,600	41,658
	Caterpillar, Inc.	1,061,100	29,668
	Joy Global Inc.	1,275,400	27,166
	Cummins Inc.	900,800	22,925
	Fluor Corp.	623,318	21,536
	Dover Corp.	798,000	21,051
	Lockheed Martin Corp.	288,082	19,886
	Ametek, Inc.	504,957	15,790
*	Jacobs Engineering
	Group Inc.	368,500	14,246
	General Dynamics Corp.	288,400	11,995
*	Aecom Technology Corp.	441,300	11,509
*	Navistar International Corp.	322,747	10,799
*	Clean Harbors Inc.	204,900	9,835
*	Corrections Corp. of America	705,600	9,039
*	Stericycle, Inc.	186,900	8,921
*	URS Corp.	220,516	8,911
	ITT Industries, Inc.	223,900	8,614
	Burlington Northern
	Santa Fe Corp.	135,200	8,132
	Union Pacific Corp.	197,800	8,132
	Expeditors International
	of Washington, Inc.	273,400	7,735
*	Foster Wheeler AG	428,190	7,481
	L-3 Communications
	Holdings, Inc.	102,200	6,929
	Republic Services, Inc.
	Class A	369,700	6,340
	Illinois Tool Works, Inc.	199,300	6,149
*	Quanta Services, Inc.	279,400	5,993
^	Ritchie Brothers
	Auctioneers Inc.	306,125	5,691
	MSC Industrial
	Direct Co., Inc. Class A	172,800	5,369
^	Fastenal Co.	166,900	5,367
	The Boeing Co.	150,600	5,358
	Goodrich Corp.	137,300	5,202
	Waste Management, Inc.	202,900	5,194
	3M Co.	101,400	5,042
	C.H. Robinson
	Worldwide Inc.	107,000	4,880
	J.B. Hunt
	Transport Services, Inc.	201,800	4,865
*	AGCO Corp.	204,300	4,004
	Honeywell International Inc.	132,200	3,683
	Flowserve Corp.	63,900	3,586
*	Tetra Tech, Inc.	163,500	3,332
	Danaher Corp.	60,000	3,253
*	Kansas City Southern	251,800	3,200
	The Dun & Bradstreet Corp.	41,480	3,194
	Norfolk Southern Corp.	91,600	3,092
	CSX Corp.	116,500	3,012
	Deere & Co.	67,700	2,225
	Pitney Bowes, Inc.	81,700	1,908
*	First Solar, Inc.	13,600	1,805
*	Alliant Techsystems, Inc.	22,000	1,474
	Ryder System, Inc.	48,900	1,384
	United Technologies Corp.	31,600	1,358
	Precision Castparts Corp.	19,000	1,138
*	AMR Corp.	207,000	660
			481,779
Information Technology (31.0%)
*	Cisco Systems, Inc.	10,513,800	176,316
	Microsoft Corp.	8,801,375	161,681
	International Business
	Machines Corp.	1,447,600	140,258
*	Oracle Corp.	7,358,400	132,966

QUALCOMM Inc.	2,002,154	77,904

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	Altera Corp.	3,712,900	65,161
*	Google Inc.	186,800	65,018
*	Apple Inc.	536,000	56,344
*	BMC Software, Inc.	1,697,199	56,008
	Hewlett-Packard Co.	1,455,400	46,660
*	NetApp, Inc.	3,052,000	45,292
	Visa Inc.	761,500	42,339
	Xilinx, Inc.	2,123,910	40,694
	Intel Corp.	2,534,300	38,141
	Accenture Ltd.	1,243,444	34,182
	Texas Instruments, Inc.	1,854,605	30,620
	Analog Devices, Inc.	1,521,000	29,310
*	QLogic Corp.	2,504,100	27,846
*	Adobe Systems, Inc.	1,109,600	23,734
*	Hewitt Associates, Inc.	762,800	22,701
*	Activision Blizzard, Inc.	2,149,290	22,482
*	Juniper Networks, Inc.	1,491,200	22,457
*	Research In Motion Ltd.	520,900	22,435
	Western Union Co.	1,747,436	21,965
*	Symantec Corp.	1,454,200	21,726
	MasterCard, Inc. Class A	128,300	21,488
*,^	Shanda Interactive
	Entertainment, Ltd.	458,700	18,132
*	Cognizant Technology
	Solutions Corp.	769,600	16,000
*	Microsemi Corp.	1,338,600	15,528
*	Teradata Corp.	910,800	14,773
*	SAIC, Inc.	749,500	13,993
*,^	Alliance Data Systems Corp.	365,100	13,490
*	McAfee Inc.	379,400	12,710
*	Equinix, Inc.	210,900	11,842
*	Affiliated Computer
	Services, Inc. Class A	245,200	11,743
*	Emulex Corp.	2,068,100	10,403
	Applied Materials, Inc.	916,600	9,853
*	Sohu.com Inc.	237,400	9,807
	Amphenol Corp. Class A	308,600	8,792
*	EMC Corp.	732,000	8,345
*	Amdocs Ltd.	446,100	8,262
*	Western Digital Corp.	412,300	7,974
	FactSet Research
	Systems Inc.	151,600	7,579
^	Giant Interactive
	Group Inc.	1,058,100	7,195
*	Macrovision
	Solutions Corp.	362,800	6,454
*	F5 Networks, Inc.	307,500	6,442
*	Intuit, Inc.	217,000	5,859
*	Marvell Technology
	Group Ltd.	630,900	5,779
	CA, Inc.	328,000	5,776
*	Broadcom Corp.	283,900	5,672
*	FLIR Systems, Inc.	271,900	5,569
*	NeuStar, Inc. Class A	323,100	5,412
*	ANSYS, Inc.	197,700	4,962
	Automatic Data
	Processing, Inc.	136,900	4,813
*	Fiserv, Inc.	125,300	4,568
	Linear Technology Corp.	183,900	4,226
*	LSI Corp.	1,379,900	4,195
*	VeriSign, Inc.	219,600	4,144
	Global Payments Inc.	121,900	4,073
*	Check Point Software
	Technologies Ltd.	181,900	4,040
*	Skyworks Solutions, Inc.	496,200	3,999
*	Nuance
	Communications, Inc.	355,300	3,859
*	Concur Technologies, Inc.	183,700	3,525
	National
	Semiconductor Corp.	319,200	3,278
	Microchip Technology, Inc.	146,700	3,109
*	Polycom, Inc.	190,420	2,931
*	NCR Corp.	286,000	2,274
*	Dolby Laboratories Inc.	59,400	2,026
*	Dell Inc.	200,100	1,897
*	MEMC Electronic
	Materials, Inc.	111,300	1,835
*	eBay Inc.	132,800	1,668
*	Lexmark International, Inc.	65,900	1,112
*	Mettler-Toledo
	International Inc.	400	21
			1,765,667
Materials (3.2%)
	Monsanto Co.	792,157	65,828
	FMC Corp.	650,700	28,071
*	Crown Holdings, Inc.	1,001,200	22,757
	The Mosaic Co.	407,000	17,086
	Praxair, Inc.	213,700	14,380
	Airgas, Inc.	166,200	5,619
	Albemarle Corp.	244,200	5,316
	Martin Marietta
	Materials, Inc.	66,200	5,250
	Ecolab, Inc.	115,400	4,008
	Barrick Gold Corp.	104,400	3,385
	Celanese Corp. Series A	196,500	2,627
*	Owens-Illinois, Inc.	177,800	2,568
	Cliffs Natural Resources Inc.	97,900	1,778
	Newmont Mining Corp.
	(Holding Co.)	28,700	1,285
	Terra Industries, Inc.	35,600	1,000
	CF Industries Holdings, Inc.	9,200	654
			181,612
Telecommunication Services (0.9%)
*	American
	Tower Corp. Class A	803,300	24,444
*	MetroPCS
	Communications Inc.	1,135,300	19,391

	Brasil Telecom SA-ADR	445,693	7,390
*	Level 3
	Communications, Inc.	535,400	492
			51,717

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
Utilities (0.2%)
	PPL Corp.	256,300	7,358
*	NRG Energy, Inc.	108,000	1,901
*	AES Corp.	125,200	728
			9,987
Total Common Stocks
(Cost $6,299,249)			5,301,579
Temporary Cash Investments (8.2%)[1]
Money Market Fund (6.5%)
3,4	Vanguard Market
	Liquidity Fund,
	0.440%	372,135,155	372,135

		Face
		Amount
		($000)
Repurchase Agreement (1.1%)
	JPMorgan Securities Inc.
	0.240%, 4/1/09 (Dated 3/31/09,
	Repurchase Value
	$61,700,000, collateralized
	by Federal National Mortgage
	Assn. 5.500%–7.000%,
	5/1/37–6/1/38)	61,700	61,700

U.S. Government and Agency Obligations (0.6%)
5,6	Federal Home Loan Mortgage
	Corp., 1.206%, 4/30/09	21,000	20,999
5,6	Federal National Mortgage
	Assn., 0.531%, 7/31/09	5,000	4,996
5,6	Federal Home Loan Mortgage
	Corp., 0.381%, 8/24/09	8,000	7,990
			33,985
Total Temporary Cash Investments
(Cost $467,794)			467,820

Market
Value•
($000)
Total Investments (101.4%)
(Cost $6,767,043)	5,769,399
Other Assets and Liabilities (–1.4%)
Other Assets	45,667
Liabilities[4]	(126,225)
(80,558)
Net Assets (100%)	5,688,841

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	8,953,798
Overdistributed Net Investment Income	(240)
Accumulated Net Realized Losses	(2,278,768)
Unrealized Appreciation (Depreciation)
Investment Securities	(997,644)
Futures Contracts	11,708
Foreign Currencies	(13)
Net Assets	5,688,841

Investor Shares—Net Assets
Applicable to 360,183,306 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,889,235
Net Asset Value Per Share—
Investor Shares	$10.80

Admiral Shares—Net Assets
Applicable to 53,768,504 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,799,606
Net Asset Value Per Share—
Admiral Shares	$33.47

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $51,878,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 3.6%, respectively, of net assets.

2  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  Includes $53,865,000 of collateral received for securities on loan.

5  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

6  Securities with a value of $33,985,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	44,165
Interest[2]	1,833
Security Lending	890
Total Income	46,888
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,082
Performance Adjustment	622
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,693
Management and Administrative—Admiral Shares	1,003
Marketing and Distribution—Investor Shares	783
Marketing and Distribution—Admiral Shares	371
Custodian Fees	46
Auditing Fees	1
Shareholders’ Reports—Investor Shares	57
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	5
Total Expenses	12,681
Expenses Paid Indirectly	(261)
Net Expenses	12,420
Net Investment Income	34,468
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,751,243)
Futures Contracts	(126,715)
Foreign Currencies	(201)
Realized Net Gain (Loss)	(1,878,159)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(394,345)
Futures Contracts	32,004
Foreign Currencies	(26)
Change in Unrealized Appreciation (Depreciation)	(362,367)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,206,058)

1  Dividends are net of foreign withholding taxes of $213,000.

2  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $330,000, $1,502,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,468	78,392
Realized Net Gain (Loss)	(1,878,159)	(302,261)
Change in Unrealized Appreciation (Depreciation)	(362,367)	(2,160,476)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,206,058)	(2,384,345)
Distributions
Net Investment Income
Investor Shares	(50,414)	(54,791)
Admiral Shares	(27,239)	(27,586)
Realized Capital Gain[1]
Investor Shares	—	(426,117)
Admiral Shares	—	(181,607)
Total Distributions	(77,653)	(690,101)
Capital Share Transactions
Investor Shares	31,531	949,252
Admiral Shares	10,738	782,658
Net Increase (Decrease) from Capital Share Transactions	42,269	1,731,910
Total Increase (Decrease)	(2,241,442)	(1,342,536)
Net Assets
Beginning of Period	7,930,283	9,272,819
End of Period[2]	5,688,841	7,930,283

1  Includes fiscal 2008 short-term gain distributions totaling $172,806,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($240,000) and $43,146,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.15	$21.45	$18.34	$17.04	$14.77	$13.34
Investment Operations
Net Investment Income	.062	.148	.207	.165	.129[1]	.050
Net Realized and Unrealized Gain (Loss)
on Investments	(4.272)	(4.912)	3.604	1.230	2.246	1.420
Total from Investment Operations	(4.210)	(4.764)	3.811	1.395	2.375	1.470
Distributions
Dividends from Net Investment Income	(.140)	(.175)	(.204)	(.095)	(.105)	(.040)
Distributions from Realized Capital Gains	—	(1.361)	(.497)	—	—	—
Total Distributions	(.140)	(1.536)	(.701)	(.095)	(.105)	(.040)
Net Asset Value, End of Period	$10.80	$15.15	$21.45	$18.34	$17.04	$14.77

Total Return[2]	–27.80%	–23.70%	21.24%	8.20%	16.12%	11.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,889	$5,418	$6,590	$5,171	$4,539	$4,115
Ratio of Total Expenses to
Average Net Assets[3]	0.49%[4]	0.38%	0.37%	0.42%	0.41%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.12%[4]	0.80%	1.06%	0.95%	0.82%[1]	0.32%
Portfolio Turnover Rate	91%[4]	88%	79%	90%	88%	88%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.044 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.00%, 0.02%, 0.00%, and 0.01%.

4  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$47.03	$66.58	$56.94	$52.91	$45.84	$41.40
Investment Operations
Net Investment Income	.235	.555	.742	.620	.500[1]	.212
Net Realized and Unrealized Gain (Loss)
on Investments	(13.273)	(15.244)	11.184	3.808	6.956	4.416
Total from Investment Operations	(13.038)	(14.689)	11.926	4.428	7.456	4.628
Distributions
Dividends from Net Investment Income	(.522)	(.641)	(.745)	(.398)	(.386)	(.188)
Distributions from Realized Capital Gains	—	(4.220)	(1.541)	—	—	—
Total Distributions	(.522)	(4.861)	(2.286)	(.398)	(.386)	(.188)
Net Asset Value, End of Period	$33.47	$47.03	$66.58	$56.94	$52.91	$45.84

Total Return	–27.74%	–23.57%	21.43%	8.39%	16.32%	11.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,800	$2,512	$2,683	$1,691	$1,110	$513
Ratio of Total Expenses to
Average Net Assets[2]	0.32%[3]	0.21%	0.21%	0.23%	0.24%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.29%[3]	0.97%	1.22%	1.14%	0.96%[1]	0.47%
Portfolio Turnover Rate	91%[3]	88%	79%	90%	88%	88%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.184 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.00%, 0.02%, 0.00%, and 0.01%.

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Morgan Growth Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Jennison Associates LLC, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance since March 31, 2007, relative to the Russell 1000 Growth Index. In accordance with the advisory contracts entered into with Frontier Capital Management Co., LLC, and Kalmar Investment Advisers in November 2008, beginning October 1, 2009, the investment advisory fees will be subject to quarterly adjustments based on performance since December 31, 2008, relative to the Russell Midcap Growth Index. Until November 2008, a portion of the fund was managed by Franklin Portfolio Associates, LLC. The basic fee paid to Franklin Portfolio Associates, LLC, was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

Morgan Growth Fund

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $352,000 for the six months ended March 31, 2009.

For the six months ended March 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $622,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $1,502,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.60% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2009, these arrangements reduced the fund’s management and administrative expenses by $260,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2009, the fund realized net foreign currency losses of $201,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2008, the fund had available realized losses of $411,147,000 to offset future net capital gains through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2009, the cost of investment securities for tax purposes was $6,767,043,000. Net unrealized depreciation of investment securities for tax purposes was $997,644,000, consisting of unrealized gains of $281,181,000 on securities that had risen in value since their purchase and $1,278,825,000 in unrealized losses on securities that had fallen in value since their purchase.

Morgan Growth Fund

At March 31, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	4,431	176,088	1,999
S&P 500 Index	435	86,434	9,709

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended March 31, 2009, the fund purchased $3,025,838,000 of investment securities and sold $3,048,531,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	446,307	39,550	1,538,894	82,992
Issued in Lieu of Cash Distributions	48,928	4,472	469,940	24,566
Redeemed	(463,704)	(41,561)	(1,059,582)	(57,122)
Net Increase (Decrease)—Investor Shares	31,531	2,461	949,252	50,436
Admiral Shares
Issued	206,877	6,010	1,043,087	17,859
Issued in Lieu of Cash Distributions	22,380	660	176,658	2,979
Redeemed	(218,519)	(6,319)	(437,087)	(7,717)
Net Increase (Decrease)—Admiral Shares	10,738	351	782,658	13,121

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Morgan Growth Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	5,673,714	11,708
Level 2—Other significant observable inputs	95,685	—
Level 3—Significant unobservable inputs	—	—
Total	5,769,399	11,708

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$721.99	$2.10
Admiral Shares	1,000.00	722.64	1.37
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.49	$2.47
Admiral Shares	1,000.00	1,023.34	1.61

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Morgan Growth Fund has renewed the fund’s investment advisory arrangements with Wellington Management Company, LLP, Jennison Associates LLC, and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders. The board previously approved investment advisory agreements with Frontier Capital Management Co., LLC, and Kalmar Investment Advisers. Please see the Annual Report dated September 30, 2008, for additional information on the board’s approval of the arrangements with Frontier Capital Management and Kalmar Investment Advisers.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether or not the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has provided investment advisory services to the fund since 1968. The investment team at Wellington Management uses traditional methods of stock selection to identify companies that it believes have above-average growth prospects, particularly those in industries undergoing change. Research focuses on large- and mid-capitalization companies with a proven record of sales and earnings growth, profitability, and cash-flow generation.

Jennison Associates. Jennison Associates, founded in 1969, is a fully owned subsidiary of Prudential Financial, Inc. The investment team at Jennison Associates uses internal fundamental research and a highly interactive, bottom-up stock-selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When analyzing a company for purchase or sale, the team focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. The firm has provided investment advisory services to the fund since 2007.

The Vanguard Group. Vanguard has been managing investments for more than 25 years. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has provided investment advisory services to the fund since 1993.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and the fund’s peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rates.

The board did not consider profitability of Wellington Management and Jennison Associates in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Wellington Management and Jennison Associates. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006–2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997–2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

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or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
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Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

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at the SEC’s Public Reference Room in Washington, D.C.
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prospectus or the Statement of Additional Information	Commission, Washington, DC 20549-0102
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q262 052009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

VANGUARD MORGAN GROWTH FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.